Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	March 31	March 31	December 31	March 31	December 31
	2012	2011	2011	2011	2011

ASSETS

Cash and due from banks	$286,875	$265,353	$292,598	8.1%	(2.0)%
Loans held for sale	70,128	30,903	47,009	126.9%	49.2%
Other interest-earning assets	106,227	83,293	175,336	27.5%	(39.4)%
Investment securities	3,089,407	2,697,434	2,679,967	14.5%	15.3%
Loans, net of unearned income	11,957,600	11,873,208	11,968,970	0.7%	(0.1)%
Allowance for loan losses	(256,496)	(270,272)	(256,471)	(5.1)%	—%
Net Loans	11,701,104	11,602,936	11,712,499	0.8%	(0.1)%
Premises and equipment	215,756	208,370	212,274	3.5%	1.6%
Accrued interest receivable	51,247	52,878	51,098	(3.1)%	0.3%
Goodwill and intangible assets	543,383	546,934	544,209	(0.6)%	(0.2)%
Other assets	472,095	473,095	655,518	(0.2)%	(28.0)%

Total Assets	$16,536,222	$15,961,196	$16,370,508	3.6%	1.0%

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits	$12,340,722	$12,408,610	$12,525,739	(0.5)%	(1.5)%
Short-term borrowings	964,550	414,398	597,033	132.8%	61.6%
Federal Home Loan Bank advances and long-term debt	933,981	1,035,689	1,040,149	(9.8)%	(10.2)%
Other liabilities	274,106	192,177	215,048	42.6%	27.5%

Total Liabilities	14,513,359	14,050,874	14,377,969	3.3%	0.9%

Shareholders' equity	2,022,863	1,910,322	1,992,539	5.9%	1.5%

Total Liabilities and Shareholders' Equity	$16,536,222	$15,961,196	$16,370,508	3.6%	1.0%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,634,428	$4,392,679	$4,602,596	5.5%	0.7%
Commercial - industrial, financial and agricultural	3,518,228	3,692,668	3,639,368	(4.7)%	(3.3)%
Real estate - home equity	1,601,880	1,620,340	1,624,562	(1.1)%	(1.4)%
Real estate - residential mortgage	1,176,947	1,022,251	1,097,192	15.1%	7.3%
Real estate - construction	647,700	747,806	615,445	(13.4)%	5.2%
Consumer	308,495	337,413	318,101	(8.6)%	(3.0)%
Leasing and other	69,922	60,051	71,706	16.4%	(2.5)%

Total Loans, net of unearned income	$11,957,600	$11,873,208	$11,968,970	0.7%	(0.1)%

Deposits, by type:
Noninterest-bearing demand	$2,682,259	$2,310,290	$2,588,034	16.1%	3.6%
Interest-bearing demand	2,486,382	2,324,988	2,529,388	6.9%	(1.7)%
Savings deposits	3,295,510	3,333,403	3,394,367	(1.1)%	(2.9)%
Time deposits	3,876,571	4,439,929	4,013,950	(12.7)%	(3.4)%

Total Deposits	$12,340,722	$12,408,610	$12,525,739	(0.5)%	(1.5)%

Short-term borrowings, by type:
Customer repurchase agreements	$204,627	$216,705	$186,735	(5.6)%	9.6%
Customer short-term promissory notes	149,376	189,408	156,828	(21.1)%	(4.8)%
Federal funds purchased and other	610,547	8,285	253,470	N/M	140.9%

Total Short-term borrowings	$964,550	$414,398	$597,033	132.8%	61.6%

N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands, except per-share data
	Quarter Ended			% Change from
	Mar 31	Mar 31	Dec 31	Mar 31	Dec 31
	2012	2011	2011	2011	2011

Interest Income:
Interest income	$166,891	$175,694	$169,333	(5.0)%	(1.4)%
Interest expense	28,196	36,131	30,874	(22.0)%	(8.7)%

Net Interest Income	138,695	139,563	138,459	(0.6)%	0.2%
Provision for credit losses	28,000	38,000	30,000	(26.3)%	(6.7)%

Net Interest Income after Provision	110,695	101,563	108,459	9.0%	2.1%

Other Income:
Service charges on deposit accounts	14,842	13,305	15,277	11.6%	(2.8)%
Other service charges and fees	10,555	11,482	10,784	(8.1)%	(2.1)%
Mortgage banking income	10,050	5,463	6,220	84.0%	61.6%
Investment management and trust services	9,377	9,204	8,727	1.9%	7.4%
Investment securities gains	1,251	2,285	3,054	(45.3)%	(59.0)%
Other	5,605	3,722	4,286	50.6%	30.8%

Total Other Income	51,680	45,461	48,348	13.7%	6.9%

Other Expenses:
Salaries and employee benefits	60,360	54,308	58,109	11.1%	3.9%
Net occupancy expense	10,935	11,366	10,973	(3.8)%	(0.3)%
Data processing	3,688	3,372	3,482	9.4%	5.9%
Equipment expense	3,369	3,132	3,329	7.6%	1.2%
Operating risk loss	3,368	(462)	1,022	829.0%	229.5%
FDIC insurance expense	3,021	4,754	2,730	(36.5)%	10.7%
OREO and repossession expense	2,928	1,271	3,565	130.4%	(17.9)%
Professional fees	2,582	2,849	2,961	(9.4)%	(12.8)%
Marketing	2,472	2,836	3,045	(12.8)%	(18.8)%
Software	2,175	2,031	2,254	7.1%	(3.5)%
Other	15,813	15,407	17,390	2.6%	(9.1)%

Total Other Expenses	110,711	100,864	108,860	9.8%	1.7%

Income Before Income Taxes	51,664	46,160	47,947	11.9%	7.8%
Income tax expense	13,532	12,375	11,868	9.3%	14.0%

Net Income	$38,132	$33,785	$36,079	12.9%	5.7%

PER SHARE:

Net income:
Basic	$0.19	$0.17	$0.18	11.8%	5.6%
Diluted	0.19	0.17	0.18	11.8%	5.6%

Cash dividends	$0.07	$0.04	$0.06	75.0%	16.7%
Shareholders' equity	10.10	9.59	9.95	5.3%	1.5%
Shareholders' equity (tangible)	7.38	6.84	7.24	7.9%	1.9%

Weighted average shares (basic)	199,492	198,599	199,239	0.4%	0.1%
Weighted average shares (diluted)	200,344	199,286	199,997	0.5%	0.2%
Shares outstanding, end of period	200,354	199,191	200,164	0.6%	0.1%

SELECTED FINANCIAL RATIOS:

Return on average assets	0.94%	0.85%	0.88%
Return on average common shareholders' equity	7.61%	7.21%	7.16%
Return on average common shareholders' equity (tangible)	10.56%	10.36%	10.02%
Net interest margin	3.85%	3.91%	3.81%
Efficiency ratio	56.84%	53.39%	57.44%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Quarter Ended
	March 31, 2012			March 31, 2011			December 31, 2011
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,978,972	$147,046	4.94%	$11,921,442	$151,686	5.15%	$11,926,246	$150,195	5.00%
Taxable investment securities	2,402,158	18,661	3.11%	2,331,323	21,807	3.75%	2,279,658	17,462	3.06%
Tax-exempt investment securities	294,724	4,157	5.64%	344,457	4,885	5.67%	307,713	4,340	5.64%
Equity securities	115,593	780	2.71%	132,841	752	2.28%	121,219	774	2.55%

Total Investment Securities	2,812,475	23,598	3.36%	2,808,621	27,444	3.91%	2,708,590	22,576	3.33%

Loans held for sale	40,478	431	4.26%	45,418	500	4.41%	54,013	541	4.01%
Other interest-earning assets	101,570	53	0.21%	66,381	33	0.20%	192,574	133	0.27%

Total Interest-earning Assets	14,933,495	171,128	4.61%	14,841,862	179,663	4.90%	14,881,423	173,445	4.63%

Noninterest-earning assets:
Cash and due from banks	263,128			260,395			282,993
Premises and equipment	212,567			207,389			207,744
Other assets	1,102,868			1,102,543			1,125,429
Less: allowance for loan losses	(266,092)			(282,017)			(275,160)

Total Assets	$16,245,966			$16,130,172			$16,222,429

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,464,452	$1,036	0.17%	$2,322,098	$1,436	0.25%	$2,462,551	$1,243	0.20%
Savings deposits	3,341,035	1,810	0.22%	3,282,790	3,358	0.41%	3,466,104	2,356	0.27%
Time deposits	3,951,908	13,404	1.36%	4,532,528	18,492	1.65%	4,084,278	14,739	1.43%

Total Interest-bearing Deposits	9,757,395	16,250	0.67%	10,137,416	23,286	0.93%	10,012,933	18,338	0.73%

Short-term borrowings	728,102	281	0.15%	622,662	254	0.16%	463,659	173	0.15%
Federal Home Loan Bank advances and long-term debt	983,304	11,665	4.76%	1,061,523	12,591	4.78%	1,025,683	12,363	4.80%

Total Interest-bearing Liabilities	11,468,801	28,196	0.99%	11,821,601	36,131	1.24%	11,502,275	30,874	1.07%

Noninterest-bearing liabilities:
Demand deposits	2,565,089			2,238,200			2,529,548
Other	195,465			170,930			192,806

Total Liabilities	14,229,355			14,230,731			14,224,629

Shareholders' equity	2,016,611			1,899,441			1,997,800

Total Liabilities and Shareholders' Equity	$16,245,966			$16,130,172			$16,222,429

Net interest income/net interest margin (fully taxable equivalent)		142,932	3.85%		143,532	3.91%		142,571	3.81%
Tax equivalent adjustment		(4,237)			(3,969)			(4,112)

Net interest income		$138,695			$139,563			$138,459

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2012	2011	2011	2011	2011
Loans, by type:
Real estate - commercial mortgage	$4,617,507	$4,385,072	$4,554,161	5.3%	1.4%
Commercial - industrial, financial and agricultural	3,585,520	3,707,081	3,637,465	(3.3)%	(1.4)%
Real estate - home equity	1,611,565	1,628,550	1,628,406	(1.0)%	(1.0)%
Real estate - residential mortgage	1,137,625	1,017,439	1,066,463	11.8%	6.7%
Real estate - construction	641,574	779,556	641,485	(17.7)%	—%
Consumer	311,592	341,247	326,818	(8.7)%	(4.7)%
Leasing and other	73,589	62,497	71,448	17.7%	3.0%

Total Loans, net of unearned income	$11,978,972	$11,921,442	$11,926,246	0.5%	0.4%

Deposits, by type:
Noninterest-bearing demand	$2,565,089	$2,238,200	$2,529,548	14.6%	1.4%
Interest-bearing demand	2,464,452	2,322,098	2,462,551	6.1%	0.1%
Savings deposits	3,341,035	3,282,790	3,466,104	1.8%	(3.6)%
Time deposits	3,951,908	4,532,528	4,084,278	(12.8)%	(3.2)%

Total Deposits	$12,322,484	$12,375,616	$12,542,481	(0.4)%	(1.8)%

Short-term borrowings, by type:
Customer repurchase agreements	$200,542	$212,931	$195,372	(5.8)%	2.6%
Customer short-term promissory notes	155,071	190,385	165,677	(18.5)%	(6.4)%
Federal funds purchased and other	372,489	219,346	102,610	69.8%	263.0%

Total Short-term borrowings	$728,102	$622,662	$463,659	16.9%	57.0%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Quarter Ended
	Mar 31	Mar 31	Dec 31
	2012	2011	2011
ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$258,177	$275,498	$268,817

Loans charged off:
Real estate - commercial mortgage	(11,891)	(10,047)	(3,189)
Real estate - construction	(8,571)	(13,894)	(8,716)
Commercial - industrial, financial and agricultural	(5,669)	(13,336)	(8,719)
Real estate - home equity	(2,206)	(1,468)	(2,121)
Consumer	(634)	(1,291)	(683)
Real estate - residential mortgage	(847)	(4,996)	(18,316)
Leasing and other	(441)	(497)	(496)
Total loans charged off	(30,259)	(45,529)	(42,240)
Recoveries of loans charged off:
Real estate - commercial mortgage	816	1,535	—
Real estate - construction	64	563	509
Commercial - industrial, financial and agricultural	636	391	432
Real estate - home equity	20	1	37
Real estate - residential mortgage	73	44	55
Consumer	350	309	335
Leasing and other	260	344	232
Recoveries of loans previously charged off	2,219	3,187	1,600
Net loans charged off	(28,040)	(42,342)	(40,640)
Provision for credit losses	28,000	38,000	30,000

Balance at end of period	$258,137	$271,156	$258,177

Net charge-offs to average loans (annualized)	0.94%	1.42%	1.36%

NON-PERFORMING ASSETS:

Non-accrual loans	$248,719	$280,270	$257,761
Loans 90 days past due and accruing	35,270	37,768	28,767
Total non-performing loans	283,989	318,038	286,528
Other real estate owned	33,516	37,044	30,803

Total non-performing assets	$317,505	$355,082	$317,331

NON-PERFORMING LOANS, BY TYPE:

Real estate - commercial mortgage	$104,076	$97,305	$113,806
Commercial - industrial, financial and agricultural	82,884	86,050	80,944
Real estate - construction	59,917	72,880	60,744
Real estate - residential mortgage	23,016	49,998	16,336
Real estate - home equity	10,914	9,314	11,207
Consumer	2,834	2,258	3,384
Leasing	348	233	107

Total non-performing loans	$283,989	$318,038	$286,528

DELINQUENCY RATES, BY TYPE:
	March 31, 2012			March 31, 2011			December 31, 2011
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total

Real estate - commercial mortgage	0.43%	2.24%	2.67%	0.66%	2.21%	2.87%	0.56%	2.47%	3.03%
Commercial - industrial, financial and agricultural	0.35%	2.36%	2.71%	0.50%	2.33%	2.83%	0.41%	2.23%	2.64%
Real estate - construction	0.56%	9.25%	9.81%	0.56%	9.75%	10.31%	1.55%	9.87%	11.42%
Real estate - residential mortgage	2.76%	1.96%	4.72%	3.47%	4.89%	8.36%	3.38%	1.49%	4.87%
Real estate - home equity	0.74%	0.68%	1.42%	0.74%	0.57%	1.31%	0.72%	0.69%	1.41%
Consumer, leasing and other	1.40%	0.84%	2.24%	1.26%	0.64%	1.90%	1.92%	0.90%	2.82%

Total	0.71%	2.38%	3.09%	0.88%	2.67%	3.55%	0.89%	2.39%	3.28%

(1) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Mar 31	Mar 31	Dec 31
	2012	2011	2011

Non-accrual loans to total loans	2.08%	2.36%	2.15%
Non-performing assets to total loans and OREO	2.65%	2.98%	2.64%
Non-performing assets to total assets	1.92%	2.22%	1.94%
Allowance for credit losses to loans outstanding	2.16%	2.28%	2.16%
Allowance for credit losses to non-performing loans	90.90%	85.26%	90.11%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	18.27%	21.72%	18.60%